SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                   May 6, 2008
                                 Date of Report


                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)


          Delaware                   001-31446                45-0466694
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification No.)


     1700 Lincoln Street, Suite 1800, Denver, Colorado            80203-4518
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code          303-295-3995
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2008, Cimarex Energy Co. (Cimarex) announced its first-quarter 2008 financial results. The news release is included in this report as Exhibit 99.1.

ITEM 7.01         REGULATION FD DISCLOSURE

On May 6, 2008, Cimarex issued a news release reporting its financial results for the first-quarter 2008. A copy of the news release is furnished as Exhibit
99.1 to this report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

D.       Exhibits

Exhibit No.                Description
----------                 -----------
99.1                       Cimarex News Release, dated May 6, 2008


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMAREX ENERGY CO.


Dated:   May 6, 2008                    By:    /s/ Paul Korus
                                           ------------------
                                           Paul Korus, Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit No.                Description
----------                 -----------
99.1                       Cimarex News Release, dated May 6, 2008